                            MARTIN CURRIE BUSINESS TRUST
                               EMERGING AMERICAS FUND








                                   ANNUAL REPORT

                                   APRIL 30, 1998

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                                     PROFILE AT APRIL 30, 1998


OBJECTIVE           Long-term capital appreciation through active management of a diversified portfolio of equities in countries of the
                    Western Hemisphere with emerging markets and developing
                    economies.

LAUNCH DATE         September 19, 1994

FUND SIZE           $138.1m

PERFORMANCE         Total return from May 1, 1997 through April 30, 1998

                    -    MCBT - Emerging Americas Fund (excluding all transaction fees)              +1.8%
                    -    MCBT - Emerging Americas Fund (including all transaction fees)              -1.7%
                    -    The Morgan Stanley Capital International Latin America (Free) Index         +6.4%

                    Annualized total return from September 19, 1994 through April 30, 1998

                    -    MCBT - Emerging Americas Fund (excluding all transaction fees)              -0.9%
                    -    MCBT - Emerging Americas Fund (including all transaction fees)              -1.8%

                    The graph below represents the annualized total return of the portfolio including all transaction fees versus the Morgan Stanley Capital International
                    Latin America (Free) Index from October 1, 1994 through April 30, 1998.

                    -    MCBT - Emerging Americas Fund (excluding all transaction fees)              -2.2%
                    -    MCBT - Emerging Americas Fund (including all transaction fees)              -3.1%
                    -    The Morgan Stanley Capital International Latin America (Free) Index         +2.1%

                                10/1/94(a) 4/30/95  4/30/96  4/30/97   4/30/98
MCBT Emerging Americas Fund       $10,000   $6,310   $7,526   $8,762   $ 8,921
MSCI Latin America (Free) Index   $10,000   $6,460   $7,429   $9,903   $10,784

(a) Performance for the benchmark is not available from September 19, 1994 (commencement of investment operations). For that reason, performance is shown from October 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 175 basis points on purchase and 175 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

                                                    MCBT EMERGING AMERICAS FUND
-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998

PORTFOLIO           Latin America failed to escape the effects of the Asian
COMMENTS            crisis, and gains for the MSCI Latin America (free) Index
                    pulled back to 3.4% over the last twelve months. Only two markets recorded positive returns with Mexico gaining 30.5% and Argentina gaining 7.6%. Brazil posted losses of 3% over the twelve months, but recovered 14.4% over the last six months. The smaller markets all underperformed with Chile being the worst performer falling 18.5%, and Colombia falling 17.4%.

                    The economy in MEXICO grew faster than expected, led by the consumer and investment sectors and the peso remained stronger than anticipated over the year. We retained our overweighting in the Mexican market favouring retail and consumer recovery sectors through retailers Soriana, Cifra, media stocks Televisa and TV Azteca, and consumption recovery plays such as Kimberly Clark, Femsa, Cemex and Bannacci. We continued to avoid the export sector in light of the stronger peso.

                    The BRAZILIAN market was volatile over the period as the high trade and current account deficits rendered it most vulnerable to external shocks. The swift policy response to the Asian crisis, which involved doubling of interest rates and an emergency fiscal package, allowed stability to gradually recover. We increased our weighting in the market and continued to favour the privatisation plays in the electricity and telecoms sectors. We took initial steps into the private sector through the purchase of retailer Lojas Renner, and Unibanco, a leading bank in anticipation of a reduction in interest rates.

                    We remained underweighted in CHILE, and in the smaller markets we remained with no exposure to COLOMBIA or VENEZUELA. We purchased Ferreyros in PERU. This Caterpillar distributor stands out as one of the prime beneficiaries from the rebuilding and investment required following the El Nino weather phenomenon.

                    OUTLOOK
                    -------

                    The longer term picture for Latin America continues to improve with further progress on privatization and structural and political reform. Valuations are approaching very attractive levels but as emerging markets volatility is expected to continue in the near term, greater scrutiny of the deteriorating trade and current account imbalances is likely to hold back revaluation of the region and limit the upside gains in the short term.

                                                    MCBT EMERGING AMERICAS FUND
-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998



INVESTMENT          James Fairweather is Chief Investment Officer.  All funds
MANAGER             are managed on a team basis with a named director heading
PROFILE             each team.

                    James Fairweather has managed the MCBT Emerging Americas Fund since inception.

                    He spent three years with Montague Loebl Stanley & Co. as an institutional sales and economic assistant. Moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and Continental European investment teams. Appointed a director in 1987, he became head of our Continental Europe team in 1992. A member of the asset allocation committee, James was appointed Deputy Chief Investment Officer in 1994 with overall responsibility for our investments in emerging markets. He was promoted to Chief Investment Officer in 1997.

                    Joanna Terrett assists James. Joanna, with 6 years investment experience, graduated from Manchester University in 1990 with a degree in European Studies and French. She joined Martin Currie in the same year as a member of the Continental Europe team and was appointed investment manager in 1994. A Spanish speaker, Joanne lived in Argentina and Venezuela for six years and in early 1996 she joined the Emerging Markets team with responsibility for Latin America. She was appointed assistant director in October, 1996.

                    The Global Asset Allocation Committee sets limits for regional allocation. The managers of the funds are responsible for the selection of countries within those regions, sectors, and stocks.

                                                    MCBT EMERGING AMERICAS FUND
--------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998

ASSET ALLOCATION
(% of net assets)

EMERGING AMERICAS               IG05
-----------------               ----
Argentina                         8%
Brazil                           33%
Chile                             6%
Mexico                           32%
Other Areas                       3%
Other Net Assets                 18%
                                ----
TOTAL:                          100%


LARGEST HOLDINGS
BY COUNTRY                                    % OF NET ASSETS
     BRAZIL

     Telebras, ADR                                   7.8
     Petrobras Petroleo Brasil                       4.4

     MEXICO

     Grupo Financiero Banamex, Cl B                  4.3
     Telefonos de Mexico, ADR                        4.0
     Cemex SA de CV                                  3.5

     CHILE

     Compania de Telefonos de Chile                  2.9

     ARGENTINA

     YPF Sociedad Anonima, ADR                       4.0
     Disco, ADR                                      1.5

     PERU

     Ferreyros SA                                    3.0


                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998


                                                                           SHARES                  VALUE
                                                                           -------                 ------
COMMON AND PREFERRED STOCKS - 81.9%
ARGENTINA - 8.3%
     ARGENTINA EQUITY INVESTMENTS                                           15,000             $      729,900
     COMPANIA PEREZ COMPANY                                                322,565                  1,938,897
     DISCO, ADR *                                                           52,400                  2,082,900
     IMPORTADORA Y EXPORTADORA PATAGONIA                                    72,000                  1,260,183
     YPF SOCIEDAD ANONIMA, ADR                                             158,500                  5,527,687
                                                                                             -----------------
     TOTAL ARGENTINA - (COST $11,262,110)                                                          11,539,567
                                                                                             -----------------
BRAZIL - 32.7%
     BRAZILIAN EQUITY INVESTMENTS *                                          44,000                 1,208,240
     CIA RIOGRANDENSE TELECOM *                                           2,230,000                 2,944,345
     COMPANHIA BRASILEIRA DE DISTRIBUICAO, GDR                               79,500                 2,116,688
     COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG), PREFERRED, ADR            69,063                 3,351,547
     COMPANHIA DE SANEAMENTO DO ESTADO DE SAO PAULO                      14,273,000                 3,244,856
     COMPANIA VALE DO RIO DOCE, ADR                                         159,000                 3,753,771
     LOJAS RENNER SA                                                     48,023,000                 1,889,595
     PETROBRAS PETROLEO BRASIL                                           24,100,000                 6,111,135
     TELEBRAS, ADR                                                           88,000                10,719,500
     TELECOMUNICACOES DE SAO PAULO                                       11,665,221                 3,967,797
     TELECOMUNICACOES DO RIO JANEIRO                                     23,373,735                 3,678,811
     TV FILME INCORPORATED *                                                231,700                   557,528
     UNIAO BANCOS BRASILEIROS SA                                         25,700,000                   719,101
     UNIAO BANCOS BRASILIEROS SA, PREFERRED                              26,500,000                   954,663
                                                                                             -----------------
     TOTAL BRAZIL - (COST $38,788,016)                                                             45,217,577
                                                                                             -----------------
CHILE - 5.7%
     COMPANIA DE TELEFONOS DE CHILE, ADR                                    162,000                 4,060,125
     DISTRIBUCION Y SERVICIO D & S SA, ADR *                                112,000                 1,974,000
     ENERSIS, ADR                                                            60,400                 1,778,025
                                                                                             -----------------
     TOTAL CHILE - (COST $7,994,666)                                                                7,812,150
                                                                                             -----------------
MEXICO - 32.2%
     CEMEX SA DE CV                                                         810,000                 4,871,462
     CIFRA SA DE CV, CL B                                                 2,168,340                 3,809,937
     CORPORACION GEO, SERIES B *                                            328,000                 2,266,604
     FOMENTO ECONOMICO MEXICANO SA DE C.V.                                  430,000                 3,184,434
     GRUPO CARSO                                                            422,000                 2,657,406
     GRUPO ELEKTRA SA DE C.V., GDR                                          218,000                 3,133,750
     GRUPO FINANCIERO BANAMEX, CL B *                                     1,880,000                 5,875,000
     GRUPO POSADAS *                                                      2,759,000                 1,997,672
     GRUPO TELEVISA, ADR *                                                   68,000                 2,788,000
     KIMBERLY-CLARK DE MEXICO                                               360,000                 1,768,160
     ORGANIZATION SORIANA SA DE CV                                          512,000                 1,935,094
     PEPSI-GEMEX, GDR                                                       103,000                 1,396,938
     TELEFONOS DE MEXICO, ADR                                                98,000                 5,549,250
     TUBOS DE ACERO DE MEXICO, ADR *                                        173,400                 3,186,225
                                                                                             -----------------
     TOTAL MEXICO - (COST $39,497,515)                                                             44,419,932
                                                                                             -----------------

See notes to financial statements.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998

                                                                            SHARES               VALUE
                                                                            ------               -----
COMMON AND PREFERRED STOCKS - CONTINUED
     PERU - 3.0%
     FERREYROS SA, ADR (a)                                                  165,500           $     4,158,733
                                                                                             -----------------
     TOTAL PERU - (COST $3,982,372)                                                                 4,158,733
                                                                                             -----------------

TOTAL COMMON AND PREFERRED STOCKS - (COST $101,524,679) +                                         113,147,959
                                                                                             -----------------
TOTAL INVESTMENTS - (COST  $101,524,679) - 81.9%                                                  113,147,959
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 18.1%                                       24,967,138
                                                                                             -----------------
NET ASSETS - 100.0%                                                                            $  138,115,097
                                                                                             -----------------
                                                                                             -----------------

*    Non-income producing security.
(a) Security exempt from registration under RULE 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,158,733 or 3.0% of net assets.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Banks 1.2%, Brewery 2.3%, Broadcasting 2.0%, Construction and Building Materials 5.8%, Diversified 1.9%, Electric Utilities 3.7%, Financial Services 4.3%, Food & Beverages 4.0%, Hotels & Restaurants 1.4%, Investment Companies 1.4%, Manufacturing 1.6%, Metals 3.0%, Mining 2.7%, Oil & Gas 8.4%, Paper 1.3%, Petroleum Services 1.4%, Retail 4.6%, Retail Trade 5.7%, Telecommunication 13.3%, Telecommunications Services 5.5%, Telephone 4.0%, Water Utilities 2.4%.

ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.









See notes to financial statements.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                           STATEMENT OF ASSETS AND LIABILITIES
                                                                APRIL 30, 1998

ASSETS

     Investments in securities, at value (cost $101,524,679) (Note B)                $    113,147,959

     Foreign currency, at value (cost $8,340,092) (Note B)                                  8,340,017

     Receivable for investments sold                                                       19,234,627

     Receivable for fund shares sold                                                          758,038

     Receivable for currency sold                                                           4,232,106

     Dividend and interest receivable                                                       1,593,952

     Foreign tax reclaims receivable                                                            1,566

     Prepaid insurance expense                                                                 11,813

     Deferred organization expenses (Note B)                                                    3,538
                                                                                    -----------------
     TOTAL ASSETS                                                                         147,323,616
                                                                                    -----------------
LIABILITIES

     Payable for investments purchased                                                         84,136

     Payable for currency purchased                                                         4,252,069

     Payable to custodian bank                                                              4,273,768

     Management fee payable (Note C)                                                          551,691

     Administration fee payable (Note C)                                                        9,455

     Trustees fees payable (Note C)                                                             3,128

     Accrued expenses and other liabilities                                                    34,272
                                                                                    -----------------
     TOTAL LIABILITIES                                                                      9,208,519
                                                                                    -----------------
TOTAL NET ASSETS                                                                     $    138,115,097
                                                                                    -----------------
                                                                                    -----------------
COMPOSITION OF NET ASSETS:

     Paid-in-capital                                                                 $    128,039,992

     Undistributed net investment income                                                      218,115

     Accumulated net realized loss on investment and foreign currency transactions         (1,756,773)

     Net unrealized appreciation on investment and foreign currency transactions           11,613,763
                                                                                    -----------------
TOTAL NET ASSETS                                                                     $    138,115,097
                                                                                    -----------------
                                                                                    -----------------
NET ASSET VALUE PER SHARE                                                            $           8.79
($138,115,097 / 15,719,171 shares of beneficial interest outstanding)               -----------------
                                                                                    -----------------


See notes to financial statements.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                                       STATEMENT OF OPERATIONS
                                                                APRIL 30, 1998

INVESTMENT INCOME

     Interest income                                                                 $    618,398

     Dividend income                                                                    4,054,178

     Foreign taxes withheld                                                              (268,311)
                                                                                    ---------------
     TOTAL INVESTMENT INCOME                                                            4,404,265
                                                                                    ---------------
EXPENSES

     Management fee (Note C)                                                            2,494,823

     Custodian fee                                                                        230,033

     Administration fee (Note C)                                                          123,118

     Audit fee                                                                             25,802

     Legal fees                                                                            11,277

     Transfer agent fee                                                                     6,798

     Trustees fees (Note C)                                                                 7,119

     Amortization of deferred organization expenses                                         2,547

     Miscellaneous expenses                                                                33,585
                                                                                    ---------------
     TOTAL EXPENSES                                                                     2,935,102
                                                                                    ---------------
NET INVESTMENT INCOME                                                                   1,469,163
                                                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

     Net realized gain on investments                                                  22,708,108

     Net realized loss on foreign currency transactions                                  (493,576)

     Net unrealized depreciation on:

       Investments                                                                    (25,099,168)

       Foreign currency transactions                                                       (9,335)
                                                                                    ---------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                              (2,893,971)
                                                                                    ---------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                          $  (1,424,808)
                                                                                    ---------------
                                                                                    ---------------

See notes to financial statements.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                            STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR                     YEAR
                                                                                    ENDED                    ENDED
                                                                                 APRIL 30, 1998           APRIL 30, 1997
                                                                                ---------------           --------------
NET ASSETS at beginning of period                                               $   194,596,827          $    89,599,602
                                                                               -----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

     Net investment income                                                            1,469,163                  885,447

     Net realized gain on investment transactions                                    22,708,108                1,359,144

     Net realized loss on foreign currency transactions                                (493,576)                 (70,475)

     Net unrealized appreciation (depreciation) on:

       Investments                                                                  (25,099,168)              31,143,844

       Foreign currency transactions                                                     (9,335)                     330

     Net increase (decrease) in net assets from operations                           (1,424,808)              33,318,290
                                                                               -----------------        -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income                                                             (990,803)                (581,714)

     Net realized gains                                                             (12,415,579)                       0

     In excess of net realized gains                                                 (2,250,349)                       0
                                                                               -----------------        -----------------
     Total distributions                                                            (15,656,731)                (581,714)
                                                                               -----------------        -----------------
CAPITAL SHARE TRANSACTIONS:

     Net proceeds from sales of shares                                               54,531,962                73,420,567

     Reinvestment of dividends and distributions to shareholders                     15,605,446                   564,807

     Cost of shares repurchased                                                    (112,466,633)               (3,086,300)

     Paid in capital from subscription and redemption fees                            2,929,034                 1,361,575
                                                                               -----------------        -----------------
     Total increase (decrease) in net assets from capital share transactions        (39,400,191)               72,260,649
                                                                               -----------------        -----------------
NET INCREASE (DECREASE) IN NET ASSETS                                               (56,481,730)              104,997,225
                                                                               -----------------        -----------------
NET ASSETS at end of period (net of accumulated net investment                  $   138,115,097          $    194,596,827
income of $218,115 and $233,331, respectively)                                 -----------------        -----------------
                                                                               -----------------        -----------------

OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

     Shares sold                                                                      5,629,531                 9,227,999

     Shares issued in reinvestment of distributions to shareholders                   1,739,738                    69,729

     Less shares repurchased                                                        (12,296,439)                 (351,983)

     Net share transactions                                                          (4,927,170)                8,945,745
                                                                               -----------------        -----------------
                                                                               -----------------        -----------------


See notes to financial statements.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
                                        FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                              YEAR             YEAR              YEAR        SEPT. 19, 1994 *
                                                              ENDED            ENDED             ENDED         THROUGH
                                                          APRIL 30, 1998   APRIL 30, 1997    APRIL 30, 1996  APRIL 30, 1995
                                                          --------------   --------------    --------------  --------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                      $ 9.430          $ 7.660          $ 6.850           $ 10.000

Net investment income (loss)                                0.055            0.040            0.025             (0.004)

Net realized and unrealized gain (loss) on investment
     and foreign currency transactions                     (0.050)           1.688            0.720             (3.298)
                                                        ----------        ----------        ------------      -----------
Total from investment operations                            0.005            1.728            0.745             (3.302)
                                                        ----------        ----------        ------------      -----------
Less distributions:

     Dividends from net investment income                  (0.053)          (0.029)          (0.040)             0.000

     Net realized gains                                    (0.659)           0.000            0.000              0.000

     In excess of net realized gains                       (0.119)           0.000            0.000              0.000
                                                        ----------        ----------        ------------      -----------
     Total distributions                                   (0.831)          (0.029)          (0.040)             0.000
                                                        ----------        ----------        ------------      -----------
Paid in capital from subscription and
     redemption fees (Note B)                               0.186             .071            0.105              0.152
                                                        ----------        ----------        ------------      -----------
Net asset value, end of period                            $ 8.790          $ 9.430          $ 7.660            $ 6.850
                                                        ----------        ----------        ------------      -----------
                                                        ----------        ----------        ------------      -----------
TOTAL INVESTMENT RETURN (1)                                 1.84%            23.55%           12.48%            (31.50)%(2)
                                                        ----------        ----------        ------------      -----------
                                                        ----------        ----------        ------------      -----------

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                           $138,115,097      $194,596,827      $89,599,602        $39,833,637

Operating expenses, net, to average
     net assets (Note C)                                    1.76%             1.70%            1.70%              1.80% (3)

Operating expenses, gross, to average
     net assets (Note C)                                    1.76%             1.77%            1.95%              1.80% (3)

Net investment income (loss) to average net assets          0.88%             0.62%            0.88%             (0.11)%(3)

Portfolio turnover rate                                       99%               50%              61%                89%

Per share amount of fees waived (Note C)                 $ 0.000           $ 0.005          $ 0.007            $ 0.000

------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
     Total return would have been lower had certain expenses not been waived.
(2)  Periods less than one year are not annualized.
(3)  Annualized.

See notes to financial statements.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                                 NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers seven funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund, Emerging Asia Fund and EMEA Fund, (the "Funds"). The MCBT Emerging Americas Fund (the "Fund") commenced investment operations on September 19, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.
                                       11

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. There were no open forward foreign currency contracts at April 30, 1998.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 1.75% of the amount invested and a redemption fee on cash redemptions of 1.75% of the amount redeemed. All purchase premiums and redemption fees are paid to and retained by the Fund and are recorded as paid-in-capital by the Fund. These fees are intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees may be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. For the year ended April 30, 1998, $966,042 was collected in purchase premiums and $1,962,992 was collected in redemption fees.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. On December 30, 1997, the Fund declared a long term capital gain distribution of $14,665,928, representing $0.778 per share. As of April 30, 1998, the Fund has a realized capital loss carryforward, for Federal income tax purposes, of $9,535,196 (expires April 30, 2004), available to be used to offset future realized capital gains. As of April 30, 1998, the Fund has elected for Federal income tax purposes to defer a $226,211 current year post October 31 capital loss and a $91,074 current year post October 31 currency loss as though these losses were incurred on the first day of the next fiscal year.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

INCOME TAXES (CONTINUED) - The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES

The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.50% of the Fund's average net assets. Prior to September 20, 1996 the Investment Manager had voluntarily agreed to limit its fee to 1.25% of the Fund's average net assets.

The Investment Manager has also voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 2.00% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1998, it was not necessary for the Investment Manager to waive any additional fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 1998 were $150,384,086 and $219,590,597, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998 were as follows:

     IDENTIFIED             GROSS UNREALIZED            NET UNREALIZED
       COST           APPRECIATION   (DEPRECIATION)      APPRECIATION
    -------------    -------------   -------------      --------------
    $ 107,658,511    $ 9,739,270     $ (4,249,822)      $  5,489,448

NOTE E - PRINCIPAL SHAREHOLDERS

As of April 30, 1998 there were three shareholders who owned greater than 10% of the Fund's outstanding shares, representing 53% of the Fund.

                                                   MCBT EMERGING AMERICAS FUND
------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE F - CONCENTRATION OF RISK

The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange) in emerging markets. Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies.
 In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)

The Fund intends to make an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. During the year ended April 30, 1998, the total amount of foreign taxes that will be passed through to the shareholders and the foreign source income for information reporting purposes will be $128,645 (of the total $268,311 taxes withheld) and $4,019,080, respectively.

                         REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of the
Martin Currie Business Trust - Emerging Americas Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Americas Fund (the "Fund") at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 16, 1998

                            MARTIN CURRIE BUSINESS TRUST



                                ____________________




                               TRUSTEES  AND OFFICERS


                    C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                              Simon D. Eccles, TRUSTEE
                           Patrick R. Wilmerding, TRUSTEE
                   Colin Winchester, VICE PRESIDENT AND TREASURER
                          J. Grant Wilson, VICE PRESIDENT
                           Julian M.C. Livingston, CLERK


                                * INTERESTED TRUSTEE

                                ____________________




                                 INVESTMENT MANAGER


                                Martin Currie, Inc.
                                   Saltire Court
                                 20 Castle Terrace
                                 Edinburgh EH1 2ES
                                011-44-131-229-5252


                                 Regulated by IMRO


                     Registered Investment Adviser with the SEC

                                ____________________




     The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.